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                                                           Exhibit 32(b)

                      CERTIFICATION OF PERIODIC REPORT
                      ________________________________


     I, Gregory A. Smith, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

     (1)  the Quarterly Report on Form 10-Q of Marshall & Ilsley
          Corporation (the "Company") for the quarter ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (14 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    May 10, 2007


                              /s/ Gregory A. Smith
                              ______________________________

                              Gregory A. Smith
                              Chief Financial Officer
                              Marshall & Ilsley Corporation




This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Marshall & Ilsley Corporation for purposes of the Securities Exchange Act of 1934.



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